EXHIBIT 10.2
SANUWAVE HEALTH, INC.
This SUBSCRIPTION AGREEMENT (the “Subscription Agreement”) made as of this  _____  day of                     , 2010 between SANUWAVE Health, Inc., a Nevada corporation (the “Company”), and                                          (the “Subscriber”).
WHEREAS, the Company desires to issue up to 3,000,000 units (“Units”) in a private placement to “accredited investors” (the “Offering”) on the terms and conditions set forth herein, and the Subscriber desires to acquire the number of Units set forth on the signature page hereof; and
WHEREAS, each Unit shall have a purchase price of $2.00 and shall consist of: (i) one share of common stock, par value $0.001 per share (the “Common Stock”); (ii) a two-year common stock purchase warrant (the “Class D Warrant”) to purchase one share of Common Stock, at an exercise price of $2.00, in the form attached hereto as Exhibit A; and (iii) an option (the “Option”), which expires on December 31, 2010, to purchase the same number of Units as the Subscriber purchases pursuant to this Subscription Agreement, at the purchase price of $2.00 per Unit, in the form attached hereto as Exhibit B, and
WHEREAS, the Subscriber is delivering simultaneously herewith a completed confidential investor questionnaire (the “Questionnaire”).
NOW, THEREFORE, for and in consideration of the premises and the covenants hereinafter set forth, the parties hereto do hereby agree as follows:
I. SUBSCRIPTION FOR UNITS; CLOSING
1.1 Subscription for Units. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof, at a purchase price equal to $2.00 per Unit, and the Company hereby agrees to sell such Units to the Subscriber for said purchase price. The purchase price is payable by certified or bank check made payable to “SANUWAVE Health, Inc.” or by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement.
1.2 The Closing. Subject to the clearance of all funds representing the Units and the fulfillment of the conditions set forth in Article IV, the closing (the “Closing”) of the sale of the Common Stock, Class D Warrants and Options to be issued to the Subscriber shall take place on such date as the Company shall direct (the “Closing Date”) and at such time as the Company shall direct, but no later than 5:00 p.m. Eastern time on  _____, 2010. The Closing shall occur at the offices of Smith, Gambrell & Russell, LLP, 1230 Peachtree Street, Atlanta, Georgia 30309, or at such other place as the parties may agree.
1.3 Certificates. The Subscriber hereby authorizes and directs the Company, upon Closing of the Offering, to deliver the Common Stock, Class D Warrants and Options to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated upon the signature page hereof.
1.4 Shareholder Rights. The Subscriber hereby acknowledges that the Subscriber shall not be entitled to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of the Units subscribed for in the Offering, until the Closing.

II. REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER
2.1 Reliance on Exemptions. The Subscriber acknowledges that the Offering has not been registered with or reviewed by the United States Securities and Exchange Commission (the “SEC”) or any state agency because of the Company’s representations that this is intended to be a non-public offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein and in the Questionnaire in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units.
2.2 Investment Purpose. The Subscriber represents that the Common Stock, Class D Warrants, and Options comprising the Units are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. The Subscriber agrees that it will not sell or otherwise transfer the Common Stock, the Class D Warrants, the Options or the shares of Common Stock underlying the Class D Warrants and Options (collectively, the “Securities”) unless they are registered under the Securities Act or unless an exemption from such registration is available.
2.3 Accredited Investor. The Subscriber represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by its responses to the Questionnaire, and that it is able to bear the economic risk of any investment in the Units. The Subscriber further represents and warrants that the information furnished in the Questionnaire is accurate and complete in all material respects.
2.4 Risk of Investment. The Subscriber recognizes that the purchase of Units involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) transferability of the Securities is extremely limited; and (iii) the Company may require substantial additional funds to operate its business.
2.5 Information. The Subscriber acknowledges careful review of this Subscription Agreement, and hereby represents that: (i) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and (ii) that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the Company’s business and prospects and the terms and conditions of the Offering, and any additional information which it has requested. The Subscriber further acknowledges that it is aware of and has had the opportunity to access and review all of the Company’s periodic reports as filed with the SEC and publically available, including, but not limited to the risk factors detailed in the Company’s Form 10-K for the 2009 fiscal year.
2.6 No Representations. The Subscriber hereby represents that no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than the results of independent investigation by the Subscriber.
2.7 Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Units.

2.8 Transfer or Resale. The Subscriber acknowledges that there is a limited public market for the Company’s securities and the Subscriber understands that Rule 144 (the “Rule”) promulgated under the Securities Act requires, among other conditions, a minimum holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber acknowledges that while Rule 144 presently is available with respect to the resale of any Securities to be purchased in the Offering by the Subscriber (subject to applicable holding periods and volume limitations), the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act or 1934, as amended (the “Exchange Act”), or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities comprising the Units under the Securities Act. The Subscriber understands that the Company may permit the transfer of the Securities out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state securities laws.
2.9 Legends. The Subscriber understands that the certificates representing the Securities, until such time as they have been registered under the Securities Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.
The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (a) such Securities are being sold pursuant to a registration statement under the Securities Act, or (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form to the Company, that a disposition of the Securities may be made pursuant to Rule 144 without any restriction.
2.10 No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; or (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.
2.11 Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Units; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.
2.12 Address; Identification Number. The Subscriber hereby represents that the address of Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity, and that the taxpayer identification number or social security number, as applicable, furnished herein is correct.

2.13 Foreign Subscriber. If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Subscriber’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.
2.14 NASD Member. The Subscriber acknowledges that if it is a registered representative of a NASD member firm, the Subscriber must give such firm notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.
2.15 Confidentiality. The Subscriber acknowledges that certain information provided by the Company to the Subscriber, in connection with the Subscriber’s decision to purchase the Company’s Securities (the “Information”), is confidential and may constitute material, non-public information, and the Subscriber agrees to maintain the Information in confidence and not to disclose or trade on the basis of such Information; provided, however, that the Subscriber’s obligations shall not apply to any Information that (i) is part of the public domain or literature and readily accessible at the date hereof; or (ii) becomes part of the public domain or literature and readily accessible by publication by means of a press release or other appropriate disclosure mechanism as permitted under Regulation FD promulgated by the Securities and Exchange Commission. Further, this obligation does not prohibit discussion by the Subscriber of the Information with the Subscriber’s counsel, accountant, or other financial advisor solely for the purpose of assisting in an analysis and assessment of the Information and the Offering.
III. REPRESENTATIONS BY THE COMPANY
The Company represents and warrants to the Subscriber:
3.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted.
3.2 Capitalization. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable and such shares have not been issued in violation of the preemptive rights of any stockholder of the Company.
3.3 Authorization. All corporate action on the part of the Company necessary for (a) the authorization, execution, delivery and performance of this Subscription Agreement by the Company, and (b) the performance of all of the Company’s obligations hereunder and thereunder, have been taken. This Subscription Agreement is a valid, legal and binding obligation of the Company, enforceable according to its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights, (ii) laws and judicial decisions regarding indemnification for violations of federal securities laws, and (iii) the availability of specific performance or other equitable remedies.

3.4 Authorization of Common Stock, Class D Warrants and Options. The issuance, sale and delivery of the Common Stock, the Class D Warrants and the Options shall, prior to the Closing, have been duly authorized by all requisite corporate action of the Company. When so issued, sold and delivered in accordance with this Subscription Agreement, the Common Stock, the Class D Warrants and the Options will be duly executed, issued and delivered and will constitute valid and legal obligations of the Company enforceable in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights, (ii) laws and judicial decisions regarding indemnification for violations of federal securities laws, and (iii) the availability of specific performance or other equitable remedies, and will not be subject to preemptive or any other similar rights of the stockholders of the Company or others, which rights shall not have been waived prior to the Closing.
3.5 Authorization of Underlying Shares. The issuance, sale and delivery by the Company of the shares underlying the Class D Warrants and the Options shall, prior to the Closing, have been duly authorized by all requisite corporate action of the Company, and the shares underlying the Class D Warrants and the Options shall, prior to the Closing, have been duly reserved for issuance upon exercise of the Class D Warrants and the Options and when so issued, sold, paid for and delivered, the shares underlying the Class D Warrants and the Options will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Company or others, which rights shall not have been waived prior to the Closing.
3.6 Title to Securities. When certificates representing the Common Stock, the Class D Warrants and the Options have been duly delivered to the Subscriber and payment shall have been made therefore, the Subscriber shall receive from the Company good and marketable title to such Securities free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising through the acts or omissions of the Subscriber and except as arising from applicable federal and state securities laws).
3.7 Securities Law Compliance. The offer, offer for sale, and sale of the Units have not been registered with the SEC. The Units are to be offered for sale and sold in reliance upon the exemptions from the registration requirements of Section 5 of the Securities Act. The Company will conduct the Offering in compliance with the requirements of Regulation D under the Securities Act, and the Company will file all appropriate notices of offering with the SEC.
VI. MISCELLANEOUS
4.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (c) upon receipt, when delivered by electronic transmission (provided confirmation of receipt of transmission is sent by the recipient to the sending party and kept on file by the sending party); or (d) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	With a copy to:
11680 Great Oaks Way, Suite 350	Smith, Gambrell & Russell, LLP
Alpharetta, Georgia 30022	Promenade II, Suite 3100
Telephone: (678) 578-0125	1230 Peachtree Street, N.E.
Facsimile: (866) 641-1182	Atlanta, Georgia 30309-3592
Email: barry.jenkins@sanuwave.com	Telephone: (404) 815-3500
Facsimile: (404) 815-3509
Attention: Barry J. Jenkins	Email: jethridge@sgrlaw.com

Attention: John C. Ethridge

If to the Subscriber, to its physical address, email address and facsimile number set forth at the end of this Subscription Agreement, or to such other addresses and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, (c) sent by electronic transmission by the recipient of such electronic notice, consent, waiver or other communication, or (d) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile, receipt by electronic transmission or receipt from an overnight courier service in accordance with clause (a), (b), (c) or (d) above, respectively.
4.2 Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Subscriber.
4.3 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.
4.4 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Georgia. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the Northern District of Georgia, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

4.5 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.
4.6 Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Common Stock and the Warrants. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the Subscriber. The Subscriber shall not assign some or all of its rights hereunder without the prior written consent of the Company.
4.7 No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
4.8 Survival. The representations and warranties of the Company and the Subscriber contained in Articles II and III shall survive the execution and delivery of this Subscription Agreement.
4.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.
4.10 No Strict Construction. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
4.11 Legal Representation. The Subscriber acknowledges that: (a) it has read this Subscription Agreement and any exhibits hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement by Smith, Gambrell & Russell LLP, counsel to the Company; (c) it has either been represented in the preparation, negotiation, and execution of this Subscription Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (d) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.
4.12 Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.
* * *

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

SUBSCRIBER**:	CO-SUBSCRIBER**:

Signature of Subscriber	Signature of Co-Subscriber

Name of Subscriber [please print]	Name of Co-Subscriber [please print]

Address of Subscriber	Address of Co-Subscriber

Email Address of Subscriber	Email Address of Co-Subscriber

Name of Holder(s) as it should appear on the security certificates* [please print]

*	Please provide the exact names that you wish to see on the certificates

(1)	For individuals, print full name of subscriber.

(2)	For joint, print full name of subscriber and all co-subscribers.

(3)	For corporations, partnerships, LLC, print full name of entity, including “&,” “Co.,” “Inc.,” “etc.,” “LLC,” “LP,” etc.

(4)	For Trusts, print trust name (please contact your trustee for the exact name that should appear on the certificates).

Subscription Accepted:
SANUWAVE HEALTH, INC.

Dollar Amount of Units Subscribed For:	By:

Name: Barry J. Jenkins
$	Title: Chief Financial Officer

$

Amount of Unit Subscription Accepted

** If Subscriber is a Registered Representative with an NASD member firm or an affiliated person of an NASD member firm, have the acknowledgment to the right signed by the appropriate party	The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules

Name of NASD Member

By

Authorized Officer Accepted

CONFIDENTIAL INVESTOR QUESTIONNAIRE
I hereby certify that the information contained in each of the following checked statements (to be checked only if applicable) is true and correct and I hereby agree to notify SANUWAVE Health, Inc. of any changes that should occur in such information prior to SANUWAVE Health, Inc.’s acceptance of any subscription:
A. [     ] I am a natural person having an individual net worth or joint net worth with my spouse as of the date hereof in excess of $1,000,000 (excluding the value of my primary residence).
B. [     ] I am a natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and have reasonable expectation of reaching the same income level in the current year.
C. [     ] I am entity in which each of the equity owners satisfy the criteria set forth in either statement A. or B. above.
D. [     ] I am an organization described in Section 501(c)(3) of the Internal Revenue Code, trust, corporation or partnership with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act of 1933, as amended.
E. [     ] I am a director or officer of SANUWAVE Health, Inc.
F. [     ] None of the above.

Dated:	Signature

Signature

If Investor is an entity, provide name and title of individual signing on behalf of Investor

Exhibit A
Warrant for the Purchase of [     ]
Shares of Common Stock
Par Value $0.001
CLASS D WARRANT AGREEMENT
(this “Agreement”)
THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE LAWS OF ANY APPLICABLE STATE, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
This is to certify that, for value received,                                                             , (the “Holder”) is entitled to purchase from SANUWAVE HEALTH, INC. (the “Company”), on the terms and conditions hereinafter set forth, all or any part of [   ] shares (“Warrant Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”), at the purchase price of $2.00 per share (“Warrant Price”). Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If, at any time prior to the Expiration Date (as defined below), less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of the warrants represented by this Agreement.
This warrant is granted subject to the following further terms and conditions:
3. This warrant shall be exercisable at any time or from time to time after the execution and delivery of this Warrant by the Company on the date hereof and shall expire at 5:00 p.m. Eastern Time on the date that is two (2) years following the date hereof (the “Expiration Date”). In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder (or in the case of exercise after Holder’s death, Holder’s executor, administrator, heir or legatee, as the case may be) must take the following actions:
(a) Deliver to the Corporate Secretary of the Company an executed notice of exercise substantially in the form of notice attached to this Agreement (the “Exercise Notice”) in which there is specified the number of Warrant Shares that are to be purchased under the exercised warrant;
(b) Tender payment of the aggregate Warrant Price for the purchased shares in cash or by check made payable to the Company’s order; and
(c) Furnish to the Company appropriate documentation that the person or persons exercising the warrant (if other than Holder) have the right to exercise the warrant.
(d) For purposes of this Agreement, the “Exercise Date” shall be the date on which the executed Exercise Notice shall have been delivered to the Company.

(e) Upon such exercise, the Company shall issue and cause to be delivered, with all reasonable dispatch (and in any event within five business days of such exercise), to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise, together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.
2. The Holder acknowledges that this warrant may not be exercised if the issuance of the Warrant Shares upon such exercise would constitute a violation of any applicable federal or state securities laws, or other law or regulation, and the Warrant Shares have not been and will not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. The Holder acknowledges that this warrant and the Warrant Shares, when and if issued, are and will be “restricted securities” as defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements. Except as provided herein, the Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares may be practicably impossible. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.
3. The number of Warrant Shares purchasable upon the exercise of this warrant and the Warrant Price per share shall be subject to adjustment from time to time as follows:
(a) In the event that the Company should at any time, or from time to time, fix a record date for the effectuation of a split, either forward or reverse, subdivision or combination of the outstanding shares of Common Stock, or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”), without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of Warrant Shares purchasable hereunder shall be appropriately increased or decreased in proportion to such increase or decrease in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.
(b) Whenever there is an adjustment in the number of Warrant Shares purchasable upon the exercise of this warrant pursuant to the provisions of Section 3(a), the Warrant Price shall be adjusted to an amount proportionate to the adjustment in the number of Warrant Shares.
(c) If at any time, or from time to time, there shall be a recapitalization of the Common Stock (other than a subdivision or combination, or merger or sale of assets transaction provided for elsewhere in this Section 3) provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this warrant the number of shares of Common Stock, Common Stock Equivalents or property of the Company or otherwise, to which the Holder would have been entitled upon such recapitalization assuming this warrant was exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this warrant after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Warrant Price then in effect and the number of Warrant Shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.

(d) If at any time, or from time to time, the Company shall consolidate with or merge into another corporation, or shall sell, lease, or convey to another corporation the assets of the Company as an entity or substantially as an entity (any one or more of such transactions being a “Corporate Transaction”), provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this warrant the number of shares of Common Stock, Common Stock Equivalents or property of the Company or otherwise, to which the Holder would have been entitled to receive in such Corporate Transaction assuming this warrant was exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this warrant after the Corporate Transaction to the end that the provisions of this Section 3 (including adjustment of the Warrant Price then in effect and the number of Warrant Shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.
4. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.
5. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this warrant.
6. This warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the Warrant Shares until or unless, and except to the extent that, this warrant shall be exercised.
7. The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.
8. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
9. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia, without regard to the principles of conflicts of law thereof.
12. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person’s heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.
13. The Company shall not have any right to redeem any of the Warrants evidenced hereby.

IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer, effective this  _____  day of                      2010.

SANUWAVE HEALTH, INC.
By:
	Name:	Barry J. Jenkins
	Title:	Chief Financial Officer
The undersigned Holder hereby acknowledges receipt of a copy of the foregoing warrant and acknowledges and agrees to the terms and conditions set forth in the warrant.

By:

Exercise Notice
(to be signed only upon exercise of Warrant)
TO: SANWUWAVE HEALTH, INC.
The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder,                                                              shares of common stock of SANUWAVE Health, Inc. and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:

If acquired without registration under the Securities Act of 1933, as amended (“Securities Act”), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act or any state securities law, except as provided in the Agreement for the warrant. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.
The Holder agrees and acknowledges that this purported exercise of the warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.
DATED this                      day of                                                              ,                     .

Signature

Exhibit B
Option for the Purchase of [     ] Units
UNIT OPTION AGREEMENT
(this “Agreement”)
THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, WITH RESPECT TO THE OPTION, THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE CLASS D WARRANT (WHICH IS ISSUABLE UPON EXERCISE OF THE OPTION) AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE LAWS OF ANY APPLICABLE STATE, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
This is to certify that, for value received,                                         , (the “Holder”) is entitled to purchase from SANUWAVE HEALTH, INC. (the “Company”), on the terms and conditions hereinafter set forth, all or any part of                      Units, at a price of $2.00 per Unit (the “Option Price”). A “Unit” consists of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and (ii) a two-year common stock purchase warrant (the “Class D Warrant”) to purchase one share of Common Stock, at an exercise price of $2.00 per share (the “Warrant Price”), in the form attached hereto as Annex A. Upon exercise of this Option in whole or in part, a certificate for the Common Stock so purchased shall be issued and delivered to the Holder, and a Class D Warrant so purchased shall be issued and delivered to the Holder. If, at any time prior to the Expiration Date (as defined below), less than the total Option is exercised, a new Option of similar tenor shall be issued for the unexercised portion of the options represented by this Agreement.
This Option is granted subject to the following further terms and conditions:
4. This Option shall be exercisable at any time or from time to time after the execution and delivery of this Agreement by the Company on the date hereof and shall expire at 5:00 p.m. Eastern Time on December 31, 2010 (the “Expiration Date”). In order to exercise this Option with respect to all or any number of the Units for which this Option is at the time exercisable, Holder (or in the case of exercise after Holder’s death, Holder’s executor, administrator, heir or legatee, as the case may be) must take the following actions:
(a) Deliver to the Corporate Secretary of the Company an executed notice of exercise substantially in the form of notice attached to this Agreement (the “Exercise Notice”) in which there is specified the number of Units that are to be purchased under the exercised Option;
(b) Tender payment of the aggregate Option Price for the purchased Units in cash or by check made payable to the Company’s order; and
(c) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than Holder) have the right to exercise the Option.

For purposes of this Agreement, the “Exercise Date” shall be the date on which the executed Exercise Notice shall have been delivered to the Company.
Upon such exercise, the Company shall issue and cause to be delivered, with all reasonable dispatch (and in any event within five business days of such exercise), to or upon the written order of the Holder at its address, and in the name of the Holder, (i) a certificate or certificates for the number of full shares of Common Stock issuable upon the exercise of this Option or portion of this Option exercised and (ii) a Class D Warrant exercisable at the Warrant Price for the same number of full shares of Common Stock issuable upon the exercise of this Option or portion of this Option exercised. Such certificate or certificates and warrant or warrants shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such shares of Common Stock and Class D Warrant as of the Exercise Date.
2. The Holder acknowledges that this Option may not be exercised if the issuance of the Common Stock or Class D Warrant upon such exercise would constitute a violation of any applicable federal or state securities laws, or other law or regulation, and the Common Stock, the Class D Warrant and the shares issuable upon the exercise of the Class D Warrant, have not been and will not be registered as of the date of exercise of this Option under the Securities Act or the securities laws of any state. The Holder acknowledges that this Option and the Common Stock and the Class D Warrant, when and if issued, as well as any stock issuable upon exercise of the Class D Warrant, are and will be “restricted securities” as defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements. Except as provided herein, the Company is under no obligation to register, the Option, the Common Stock, the Class D Warrant, or any stock issuable upon exercise of the Class D Warrant, under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of any such securities may be practicably impossible. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this Option.
3. The number of shares of Common Stock, the number of shares covered by the Class D Warrants purchasable upon the exercise of this Option, the Option Price per share, and the Warrant Price, shall be subject to adjustment from time to time as follows:
(a) In the event that the Company should at any time, or from time to time, fix a record date for the effectuation of a split, either forward or reverse, subdivision or combination of the outstanding shares of the Company’s common stock, or the determination of holders of the Company’s common stock entitled to receive a dividend or other distribution payable in additional shares of the Company’s common stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of the Company’s common stock (hereinafter referred to as “Common Stock Equivalents”), without payment of any consideration by such holder for the additional shares of the Company’s common stock or the Common Stock Equivalents (including the additional shares of the Company’s common stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of shares of Common Stock and the number of shares covered by the Class D Warrants purchasable hereunder shall be appropriately increased or decreased in proportion to such increase or decrease in the aggregate number of shares of the Company’s common stock outstanding and those issuable with respect to such Common Stock Equivalents.
(b) Whenever there is an adjustment in the number of shares of Common Stock and the number of shares covered by the Class D Warrants purchasable upon the exercise of this Option pursuant to the provisions of Section 3(a), the Option Price and the Warrant Price shall each be adjusted to an amount proportionate to the adjustment in the number of Common Stock and the number of shares covered by the Class D Warrants.

(c) If at any time, or from time to time, there shall be a recapitalization of the Company’s common stock (other than a subdivision or combination, or merger or sale of assets transaction provided for elsewhere in this Section 3), provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Option the number of shares of the Company’s common stock, Common Stock Equivalents or property of the Company, Class D Warrants to purchase shares or otherwise, to which the Holder would have been entitled upon such recapitalization assuming this Option was exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this Option after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Option Price and Warrant Price then in effect and the number of shares of Common Stock and Class D Warrants to purchase shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.
(d) If at any time, or from time to time, the Company shall consolidate with or merge into another corporation, or shall sell, lease, or convey to another corporation the assets of the Company as an entity or substantially as an entity (any one or more of such transactions being a “Corporate Transaction”), provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Option the number of shares of the Company’s common stock, Common Stock Equivalents or property of the Company, Class D Warrants to purchase shares or otherwise, to which the Holder would have been entitled to receive in such Corporate Transaction assuming this Option was exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this Option after the Corporate Transaction to the end that the provisions of this Section 3 (including adjustment of the Option Price and Warrant Price then in effect and the number of Common Stock and Class D Warrants to purchase shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.
4. The Company covenants and agrees that all shares of Common Stock and Class D Warrants which may be delivered upon the exercise of this Option will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.
5. The Company agrees at all times to reserve or hold available a sufficient number of shares of the Company’s common stock to cover the number of shares of Common Stock issuable upon the exercise of this Option and the exercise of the Class D Warrant issued upon exercise of this Option.
6. This Option shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Option, the Common Stock or Class D Warrants until or unless, and except to the extent that, this Option, or, with respect to shares issued upon exercise of the Class D Warrant, the Warrant, shall be exercised.
7. The Company may deem and treat the registered owner of this Option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.
8. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

9. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia, without regard to the principles of conflicts of law thereof.
10. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom an option is granted hereunder, and such person’s heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.
IN WITNESS WHEREOF, the Company has caused this Option to be executed by the signature of its duly authorized officer, effective this  _____  day of                      2010.

SANUWAVE HEALTH, INC.
By:
	Name:	Barry J. Jenkins
	Title:	Chief Financial Officer
The undersigned Holder hereby acknowledges receipt of a copy of the foregoing Option and acknowledges and agrees to the terms and conditions set forth in the Option.

By:

Exercise Notice
(to be signed only upon exercise of Option)
TO: SANUWAVE HEALTH, INC.
The Holder of the attached option hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder,                                                              Units (defined below) and herewith makes payment therefor, and requests that the certificate(s) for the Common Stock (defined below) and Class D Warrant(s) (defined below) be delivered to the Holder at:

A “Unit” consists of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and (ii) a two-year common stock purchase warrant (the “Class D Warrant”) to purchase one share of Common Stock, at an exercise price of $2.00.
If acquired without registration under the Securities Act of 1933, as amended (“Securities Act”), the Holder represents that the shares of Common Stock and the shares of Company stock issuable upon exercise of the Class D Warrant are being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock and the shares of Company stock issuable upon exercise of the Class D Warrant have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock, the Class D Warrant, or the shares of Company stock issuable upon exercise of the Class D Warrant may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock, the Class D Warrant and the shares of Company stock issuable upon exercise of the Class D Warrant must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock, the Class D Warrant or the shares of Company stock issuable upon exercise of the Class D Warrant, under the Securities Act or any state securities law, except as provided in the Agreement for the Option. The certificates representing the Common Stock and the shares of Company stock issuable upon exercise of the Class D Warrant will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

The Holder agrees and acknowledges that this purported exercise of the Option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.
DATED this                      day of                                                              ,                     .

Signature